                                                                  EXHIBIT 10(b)

                   SIXTH AMENDMENT TO NOTE PURCHASE AGREEMENT

       SIXTH AMENDMENT TO NOTE PURCHASE AGREEMENT (herein called this "Amendment"), dated effective as of September 12, 1996 (the "Effective Date"), is made by and between American Exploration Company, a Delaware corporation (the "Company") and Rhode Island Hospital Trust National Bank, as Trustee for The Textron Collective Investment Trust (the "Purchaser").

                                   RECITALS:

       WHEREAS, the Company previously entered into a Note Purchase Agreement with the purchasers named therein, dated as of December 27, 1991, as previously amended by letter agreements, dated March 20, 1992, September 28, 1992, and March 22, 1993, Amendment to Note Purchase Agreement, dated as of December 31, 1992, Second Amendment to Note Purchase Agreement, dated as of September 30, 1993, Third Amendment to Note Purchase Agreement, dated as of December 31, 1993, Fourth Amendment to Note Purchase Agreement, dated as of April 1, 1994 and Fifth Amendment to Note Purchaser Agreement, dated as of July 1, 1994 (as so amended, the "Note Purchase Agreement");

       WHEREAS, the parties are concurrently entering into Amendment No. 2 to Warrant Purchase Agreement, effective as of the Effective Date (the "Warrant Amendment"), amending the Warrant Purchase Agreement, dated as of December 27, 1991, as previously amended by Amendment No. 1 to Warrant Purchase Agreement, dated as of December 31, 1992 (the "Warrant Purchase Agreement"), to change, inter alia, the exercise price of such Warrants issued thereunder and the expiration date thereof; and

                   SIXTH AMENDMENT TO NOTE PURCHASE AGREEMENT

       SIXTH AMENDMENT TO NOTE PURCHASE AGREEMENT (herein called this "Amendment"), dated effective as of September 12, 1996 (the "Effective Date"), is made by and between American Exploration Company, a Delaware corporation (the "Company") and Barnett & Co. (the "Purchaser").

                                   RECITALS:

       WHEREAS, the Company previously entered into a Note Purchase Agreement with the purchasers named therein, dated as of December 27, 1991, as previously amended by letter agreements, dated March 20, 1992, September 28, 1992, and March 22, 1993, Amendment to Note Purchase Agreement, dated as of December 31, 1992, Second Amendment to Note Purchase Agreement, dated as of September 30, 1993, Third Amendment to Note Purchase Agreement, dated as of December 31, 1993, Fourth Amendment to Note Purchase Agreement, dated as of April 1, 1994 and Fifth Amendment to Note Purchaser Agreement, dated as of July 1, 1994 (as so amended, the "Note Purchase Agreement");

       WHEREAS, the parties are concurrently entering into Amendment No. 2 to Warrant Purchase Agreement, effective as of the Effective Date (the "Warrant Amendment"), amending the Warrant Purchase Agreement, dated as of December 27, 1991, as previously amended by Amendment No. 1 to Warrant Purchase Agreement, dated as of December 31, 1992 (the "Warrant Purchase Agreement"), to change, inter alia, the exercise price of such Warrants issued thereunder and the expiration date thereof; and

                   SIXTH AMENDMENT TO NOTE PURCHASE AGREEMENT

       SIXTH AMENDMENT TO NOTE PURCHASE AGREEMENT (herein called this "Amendment"), dated effective as of September 12, 1996 (the "Effective Date"), is made by and between American Exploration Company, a Delaware corporation (the "Company") and Balboa Life Insurance Company (the "Purchaser").

                                   RECITALS:

       WHEREAS, the Company previously entered into a Note Purchase Agreement with the purchasers named therein, dated as of December 27, 1991, as previously amended by letter agreements, dated March 20, 1992, September 28, 1992, and March 22, 1993, Amendment to Note Purchase Agreement, dated as of December 31, 1992, Second Amendment to Note Purchase Agreement, dated as of September 30, 1993, Third Amendment to Note Purchase Agreement, dated as of December 31, 1993, Fourth Amendment to Note Purchase Agreement, dated as of April 1, 1994 and Fifth Amendment to Note Purchaser Agreement, dated as of July 1, 1994 (as so amended, the "Note Purchase Agreement");

       WHEREAS, the parties are concurrently entering into Amendment No. 2 to Warrant Purchase Agreement, effective as of the Effective Date (the "Warrant Amendment"), amending the Warrant Purchase Agreement, dated as of December 27, 1991, as previously amended by Amendment No. 1 to Warrant Purchase Agreement, dated as of December 31, 1992 (the "Warrant Purchase Agreement"), to change, inter alia, the exercise price of such Warrants issued thereunder and the expiration date thereof; and

                   SIXTH AMENDMENT TO NOTE PURCHASE AGREEMENT

       SIXTH AMENDMENT TO NOTE PURCHASE AGREEMENT (herein called this "Amendment"), dated effective as of September 12, 1996 (the "Effective Date"), is made by and between American Exploration Company, a Delaware corporation (the "Company") and Balboa Insurance Company (the "Purchaser").

                                   RECITALS:

       WHEREAS, the Company previously entered into a Note Purchase Agreement with the purchasers named therein, dated as of December 27, 1991, as previously amended by letter agreements, dated March 20, 1992, September 28, 1992, and March 22, 1993, Amendment to Note Purchase Agreement, dated as of December 31, 1992, Second Amendment to Note Purchase Agreement, dated as of September 30, 1993, Third Amendment to Note Purchase Agreement, dated as of December 31, 1993, Fourth Amendment to Note Purchase Agreement, dated as of April 1, 1994 and Fifth Amendment to Note Purchaser Agreement, dated as of July 1, 1994 (as so amended, the "Note Purchase Agreement");

       WHEREAS, the parties are concurrently entering into Amendment No. 2 to Warrant Purchase Agreement, effective as of the Effective Date (the "Warrant Amendment"), amending the Warrant Purchase Agreement, dated as of December 27, 1991, as previously amended by Amendment No. 1 to Warrant Purchase Agreement, dated as of December 31, 1992 (the "Warrant Purchase Agreement"), to change, inter alia, the exercise price of such Warrants issued thereunder and the expiration date thereof; and

                   SIXTH AMENDMENT TO NOTE PURCHASE AGREEMENT

       SIXTH AMENDMENT TO NOTE PURCHASE AGREEMENT (herein called this "Amendment"), dated effective as of September 12, 1996 (the "Effective Date"), is made by and between American Exploration Company, a Delaware corporation (the "Company") and Massachusetts Mutual Life Insurance Company (the "Purchaser").

                                   RECITALS:

       WHEREAS, the Company previously entered into a Note Purchase Agreement with the purchasers named therein, dated as of December 27, 1991, as previously amended by letter agreements, dated March 20, 1992, September 28, 1992, and March 22, 1993, Amendment to Note Purchase Agreement, dated as of December 31, 1992, Second Amendment to Note Purchase Agreement, dated as of September 30, 1993, Third Amendment to Note Purchase Agreement, dated as of December 31, 1993, Fourth Amendment to Note Purchase Agreement, dated as of April 1, 1994 and Fifth Amendment to Note Purchaser Agreement, dated as of July 1, 1994 (as so amended, the "Note Purchase Agreement");

       WHEREAS, the parties are concurrently entering into Amendment No. 2 to Warrant Purchase Agreement, effective as of the Effective Date (the "Warrant Amendment"), amending the Warrant Purchase Agreement, dated as of December 27, 1991, as previously amended by Amendment No. 1 to Warrant Purchase Agreement, dated as of December 31, 1992 (the "Warrant Purchase Agreement"), to change, inter alia, the exercise price of such Warrants issued thereunder and the expiration date thereof; and

                   SIXTH AMENDMENT TO NOTE PURCHASE AGREEMENT

       SIXTH AMENDMENT TO NOTE PURCHASE AGREEMENT (herein called this "Amendment"), dated effective as of September 12, 1996 (the "Effective Date"), is made by and between American Exploration Company, a Delaware corporation (the "Company") and MassMutual Corporate Investors (the "Purchaser").

                                   RECITALS:

       WHEREAS, the Company previously entered into a Note Purchase Agreement with the purchasers named therein, dated as of December 27, 1991, as previously amended by letter agreements, dated March 20, 1992, September 28, 1992, and March 22, 1993, Amendment to Note Purchase Agreement, dated as of December 31, 1992, Second Amendment to Note Purchase Agreement, dated as of September 30, 1993, Third Amendment to Note Purchase Agreement, dated as of December 31, 1993, Fourth Amendment to Note Purchase Agreement, dated as of April 1, 1994 and Fifth Amendment to Note Purchaser Agreement, dated as of July 1, 1994 (as so amended, the "Note Purchase Agreement");

       WHEREAS, the parties are concurrently entering into Amendment No. 2 to Warrant Purchase Agreement, effective as of the Effective Date (the "Warrant Amendment"), amending the Warrant Purchase Agreement, dated as of December 27, 1991, as previously amended by Amendment No. 1 to Warrant Purchase Agreement, dated as of December 31, 1992 (the "Warrant Purchase Agreement"), to change, inter alia, the exercise price of such Warrants issued thereunder and the expiration date thereof; and

                   SIXTH AMENDMENT TO NOTE PURCHASE AGREEMENT

       SIXTH AMENDMENT TO NOTE PURCHASE AGREEMENT (herein called this "Amendment"), dated effective as of September 12, 1996 (the "Effective Date"), is made by and between American Exploration Company, a Delaware corporation (the "Company") and MassMutual Participation Investors (the "Purchaser").

                                   RECITALS:

       WHEREAS, the Company previously entered into a Note Purchase Agreement with the purchasers named therein, dated as of December 27, 1991, as previously amended by letter agreements, dated March 20, 1992, September 28, 1992, and March 22, 1993, Amendment to Note Purchase Agreement, dated as of December 31, 1992, Second Amendment to Note Purchase Agreement, dated as of September 30, 1993, Third Amendment to Note Purchase Agreement, dated as of December 31, 1993, Fourth Amendment to Note Purchase Agreement, dated as of April 1, 1994 and Fifth Amendment to Note Purchaser Agreement, dated as of July 1, 1994 (as so amended, the "Note Purchase Agreement");

       WHEREAS, the parties are concurrently entering into Amendment No. 2 to Warrant Purchase Agreement, effective as of the Effective Date (the "Warrant Amendment"), amending the Warrant Purchase Agreement, dated as of December 27, 1991, as previously amended by Amendment No. 1 to Warrant Purchase Agreement, dated as of December 31, 1992 (the "Warrant Purchase Agreement"), to change, inter alia, the exercise price of such Warrants issued thereunder and the expiration date thereof; and

                   SIXTH AMENDMENT TO NOTE PURCHASE AGREEMENT

       SIXTH AMENDMENT TO NOTE PURCHASE AGREEMENT (herein called this "Amendment"), dated effective as of September 12, 1996 (the "Effective Date"), is made by and between American Exploration Company, a Delaware corporation (the "Company") and John Hancock Mutual Life Insurance Company (the "Purchaser").

                                   RECITALS:

       WHEREAS, the Company previously entered into a Note Purchase Agreement with the purchasers named therein, dated as of December 27, 1991, as previously amended by letter agreements, dated March 20, 1992, September 28, 1992, and March 22, 1993, Amendment to Note Purchase Agreement, dated as of December 31, 1992, Second Amendment to Note Purchase Agreement, dated as of September 30, 1993, Third Amendment to Note Purchase Agreement, dated as of December 31, 1993, Fourth Amendment to Note Purchase Agreement, dated as of April 1, 1994 and Fifth Amendment to Note Purchaser Agreement, dated as of July 1, 1994 (as so amended, the "Note Purchase Agreement");

       WHEREAS, the parties are concurrently entering into Amendment No. 2 to Warrant Purchase Agreement, effective as of the Effective Date (the "Warrant Amendment"), amending the Warrant Purchase Agreement, dated as of December 27, 1991, as previously amended by Amendment No. 1 to Warrant Purchase Agreement, dated as of December 31, 1992 (the "Warrant Purchase Agreement"), to change, inter alia, the exercise price of such Warrants issued thereunder and the expiration date thereof; and

              WHEREAS, the parties desire to further amend the Note Purchase Agreement, effective as of the Effective Date;

       NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the sufficiency of which is hereby acknowledged, the parties hereto do hereby consent and agree, effective as of the Effective Date, as follows:

              I.     Defined Terms.

              (a) The term "Bank Credit Agreements" in Section 9.1 is hereby amended to read as follows:

              "BANK CREDIT AGREEMENTS. The term "Bank Credit Agreements" shall mean (a) that certain Amended and Restated Credit Agreement, dated as of December 21,1994, among the Company, Morgan Guaranty Trust Company of New York ("Morgans"), as Agent and individually, and the other signatory banks thereto; (b) that certain Amendment No. 1 to Amended and Restated Credit Agreement, effective as of February 16,1995, among the Company, Morgans, as Agent and individually, and the other signatory banks thereto; (c) that certain Amendment No. 2 to Amended and Restated Credit Agreement effective as of May 2, 1995, among the Company, Morgans, as Agent and individually, and the other signatory banks thereto; (d) that certain Amendment No. 3 to Amended and Restated Credit Agreement, effective as of January 1, 1996, among the Company, Morgans, as Agent and individually, and the other banks signatory thereto;
              (e) Amendment No. 4 to Amended and Restated Credit Agreement, effective as of June 5, 1996, among the Company, Morgans, as Agent and individually, and the other signatory banks thereto (true and correct copies of each instrument described in clauses
              (a) through (e) having been previously provided to the Purchasers by the Company); (f) all collateral documentation contemplated by, and executed and delivered by the Company or any of its Subsidiaries pursuant to the terms of the foregoing instruments; (g) any instruments in renewal or extension of, or amendments to any of the foregoing instruments; and (h) any credit facilities employed by the Company in lieu of, in replacement of, or in conjunction with the Multibank Agreement, provided that all such facilities contemplated by (a) through (h) then in effect do not cause the Company to violate the Limitations on Indebtedness in
              Section 7.11."

; the term "Borrowing Base" and the last sentence of the definition of the term "Senior Indebtedness" are eliminated and the term "Multibank Agreement" is amended by deletion of the phrases "(d) and clause" and "extent relating to clauses (a) through (d)".


              (b) The following new term "Barrels of Oil Equivalent" is hereby inserted into Section 9.1 in alphabetical order:

              "BARRELS OF OIL EQUIVALENTS. The term "Barrels of Oil Equivalents" shall mean oil and gas owned, directly or indirectly, by the Company on an energy equivalent basis with one barrel of oil being equivalent to six thousand cubic feet of gas. For purposes of measurement, quantities of oil and natural gas reserves shall be computed based on the most recent reserve report prepared pursuant to Statement of Accounting Standards No. 69 for filing by the Company pursuant to Sections 12 or 15 of the Securities Exchange Act of 1934, as amended, updated by additions to, and production and sale of, the Company's proven oil and natural gas reserves."

              (c) Any capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Note Purchase Agreement.

       II. Warranties and Representations. The Company represents and warrants as of the date of this Amendment that:


              A. The Company is in full compliance with each of the covenants contained in the Note Purchase Agreement;


              B. The execution and delivery of this Amendment (A) is within the corporate powers of the Company, (B) is legal and will not conflict with, result in any breach in any of the provisions of, constitute a default under, or result in the creation of any Lien upon any Property of the Company under the provisions of, any charter instrument, bylaw, or any order of any court, governmental authority or arbitration board or tribunal, or other agreement, contract or instrument to which the Company is a party or by which it may be bound, except for the Multibank Agreement, with respect to which such consents, approvals, releases or amendments thereof as are necessary and/or appropriate to permit the execution and delivery of this Amendment have been obtained by the Company, and (C) have been duly authorized by all necessary corporate action on the part of the Company (no action by the stockholders of the Company being required by law, by the Amended and Restated Certificate of Incorporation or Bylaws of the Company or otherwise);


              C. This Amendment has been duly and validly executed and delivered by the Company (and the officers of the Company are authorized to do so);

              D. This Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company, enforceable in accordance with its terms, except as enforcement of such terms may be limited by Bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.


              E.     1.     The representations set forth in Sections 2.8,
                            2.12(a), 2.16, 2.17 and 2.18 of the Note Purchase
                            Agreement are true, accurate and correct as of the Effective Date.


                     2. The representations set forth in Sections 2.6, 2.12(b) and 2.15 are true, accurate and correct as of the Effective Date except to the extent set forth on Exhibits A and B, respectively.

              F. Exhibit C correctly describes all Indebtedness for borrowed money of the Company and its Subsidiaries (excluding trade payables incurred in the ordinary course of business) which was outstanding as of the Effective Date. Except for obligations set forth on Exhibit C hereto and for liabilities reflected in the most recent financial statements delivered to the Purchasers, as of the Effective Date, the Company and its Subsidiaries did not have any outstanding Indebtedness of any kind (including contingent obligations, tax assessments and unusual forward or long-term commitments), other than trade payables in the ordinary course of business, which is in the aggregate material to the Company or material with respect to the Company's consolidated financial condition as of the date hereof.


              G.     1.     The consolidated balance sheets of the Company and
                            its Subsidiaries as of December 31, 1990, 1991,
                            1992, 1993, 1994 and 1995 and as of March 31, 1996
                            and June 30, 1996, the related consolidated statements of operations, stockholders' equity and cash flows of the Company and its Subsidiaries for the fiscal years and quarter ended on such dates, each such annual statement accompanied by a report thereon containing an opinion without qualifications except as therein noted, by Arthur Andersen & Co., were prepared in accordance with generally accepted accounting principles consistently applied, except for accounting changes noted in such reports, and present fairly the financial position of the Company and its Subsidiaries as of such dates and the results of their operations for such periods. All such financial statements, including the reports containing same, together with all proxy materials of the Company filed with the Securities and Exchange Commission are hereinafter referred to as the "SEC Reports".

                     2. Since June 30, 1996, there has been no change in the Properties, business, profits or condition (financial or otherwise) of the Company and its Subsidiaries, except changes in the ordinary course of business and changes in economic conditions and condition prevailing in the oil and gas industry, which materially affects adversely, or, so far as the Company can foresee, could materially affect adversely, the Properties, business, prospects, profits or conditions (financial or otherwise) of the Company and its Subsidiaries taken as a whole or the ability of the Company to perform its obligations contained in the Note Purchase Agreement (each as amended by this Amendment), the Warrants, the Warrant Agreement (as amended to date) or the Notes.


              H. Neither the Note Purchase Agreement, nor the SEC Reports, nor any written statement furnished by the Company or its agents to you in connection with the negotiation of this Amendment, contained any untrue statement of a material fact known to the Company or any of its Subsidiaries or omitted a material fact known to the Company or any of its Subsidiaries necessary to make the statements contained therein not misleading at such time.


              I. Except for minor defects with no material adverse effect, the Company and each Subsidiary has good and marketable title to all the Properties which it purports to own, including all those Properties reflected in the most recent balance sheet referred to in paragraph G.1, above (except as sold or otherwise disposed of in the ordinary course of business), free from Liens not permitted by Section 7.6(a) of the Note Purchase Agreement.


              J. Upon execution of this Amendment, no event shall have occurred and condition shall exist which would constitute a Default or an Event of Default. Upon execution of this Amendment, neither the Company nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any contract, agreement or instrument to which it is a party where such default could have a material adverse effect on the condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole or on the ability of the Company to perform its obligations contained in the Note Purchase Agreement (as amended by this Amendment), the Warrants, the Warrant Agreement (each as amended to date) or the Notes.

              K. Pursuant to Agreement, dated February 15, 1996, by and among the Company, American Exploration Production Company ("AEPCO"), NYLIFE Inc. ("NYLIFE") and NYLIFE Securities Inc., NYLIFE has agreed to indemnify and hold harmless each of the Company and AEPCO, their respective officers, directors, agents, employees and controlling persons (within the meaning of each of Section 20 of the Securities Exchange Act of 1934 and Section 15 of the Securities Act of 1933) (each of the foregoing being hereinafter referred to as an "American Indemnified Person") from and against any and all judgments or settlements entered or reached in the NYLOG Litigation, or subsequent lawsuits by investors in the NYLOG Partnerships that name any American Indemnified Person as a defendant, based on claims and factual allegations substantially similar to those contained in the original complaints filed in the NYLOG Litigation. As used herein the term NYLOG Litigation shall mean Billy
                            H. Mancil and Mary M. Mancil v. New York Life Insurance Company, et al., Civil Action No. CV-95-2595 GR, Circuit Court of Montgomery County, Alabama, Ann Grimshawe v. New York Life Insurance Company, NYLIFE, Inc., NYLIFE Equity, Inc., NYLIFE Securities, Inc., American Exploration Company and American Exploration Production Company, No. 96-001188, 113th District Court of Harris County, Texas, and Evelyn Shea v. New York Life Insurance Company, NYLIFE, Inc., NYLIFE Equity, Inc., NYLIFE Securities, Inc., American Exploration Company and American Exploration Production Company, No. 96-001189, 151st District Court of Harris County, Texas.

       III. Consents. The Company further represents and warrants that no consents or approvals that have not been obtained are required to be obtained in connection with the execution and performance of this Amendment.


       IV. Description of Notes. The first paragraph of Section 1.1 of the Note Purchase Agreement is hereby amended to read as follows:


              "The Company has authorized the issue and sale of 11% Senior Subordinated Notes due December 30, 2004 in the aggregate principal amount of $35,000,000 (the "Notes"), to be dated the date of issue, to bear interest at the rate of 11% per annum on the outstanding principal thereof prior to maturity, payable semi-annually on June 30 and December 30 in each year (commencing June 30, 1992) until the principal amount thereof shall be due and payable, to bear interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the rate of 13% per annum, to be expressed to mature on December 30, 2004, and to be substantially in the form attached as Exhibit D to the Sixth Amendment to Note Purchase Agreement, dated effective as of September 12, 1996."


       V. Mandatory Prepayment. Section 5.4 of the Note Purchase Agreement is hereby amended to read as follows:

              "As provided in the first paragraph of each of the Notes and subject to Section 10, in addition to paying the entire then outstanding principal amount and the unpaid interest at maturity, the Company will pay 33.33% of the original principal amount of each Note on December 30 of each year, together with interest accrued on all remaining unpaid principal to such date, commencing with December 30, 2002 and ending December 30, 2004."

       VI. Section 7.11(d) of the Note Purchase Agreement is hereby amended by inserting the following phrase after the phrase "and 315% thereafter":


              "and (C) Total Consolidated Debt shall not exceed $3.75 multiplied by Barrels of Oil Equivalents".


       VII. Subordination. (a) The introductory paragraph of Section 10.1 of the Note Purchase Agreement is hereby amended to read as follows:

              "Anything in this Agreement or the Notes to the contrary notwithstanding, the Indebtedness evidenced by the Notes, this Agreement and the other Note Purchase Agreements providing for sale of the other Notes (including any payment on account of the principal, interest and premium due on the Notes or other amounts due under the Agreements) shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Senior Indebtedness of the Company whether outstanding at the date of this Agreement or incurred after the date of this Agreement except that commencing January 1, 2002, and on each of the following two anniversaries thereof, the amount of the original principal amount of each Note which is to become due and payable pursuant to Section 5.4 on the following December 30, together with interest and premium on such partial principal amounts (collectively, the "Pari Passu Amounts"), shall, provided the provisions of subsections (a) and (b) of this Section 10.1 would not operate to block payment of amounts under the Notes on such January 1 by virtue of the occurrence of any of the events set forth in said subsections (a) or (b), not be subordinate and junior to all Senior Indebtedness of the Company whether outstanding at the date of this Agreement or incurred after the date of this Agreement and such Pari Passu Amounts shall rank pari passu, and be entitled to payment concurrently, with such Senior Indebtedness; provided the holders of the Notes shall not be entitled to share in, or have any interest in, any collateral or security provided to the holders of Senior Indebtedness in respect of the Pari Passu Amounts."

       (b) The phrase "other than the Pari Passu Amounts" is hereby inserted in the lettered subsections of Section 10.1 of the Note Purchase Agreement as follows: (i) after "Agreements" in the tenth line of (a); (ii) after "Notes" in the fourteenth line of (a); after "Agreements" in the last line of (b); after "Note" in the eighth line of (c); after "Agreements" in the fourteenth line of
(c); after "Notes" in the eighteenth line of (c); after "Agreements" in the fifth line of (f); after "Notes" in the seventh line of (f); after "Notes" in the ninth line of (f); and after "Notes" in the twelfth line of (f).

       (c) The phrase "and the Pari Passu Amounts" is hereby inserted in the lettered subsections of Section 10.1 of the Note Purchase Agreement as follows:
(i) after "Indebtedness" in the seventh and eleventh lines of (b); after "Indebtedness" in each place it appears in (d) and (f); and the word "is" in the fifth line of (d) is changed to "are".

       (d) the first two lines of subsection (g) through the phrase "Bank Credit Agreement," are hereby deleted and the following word "the" is capitalized.

       VIII. Expenses of Amendment. The Company will pay all expenses relating to this Amendment, and all related documentation, including without limitation those types of expenses listed in 1.6 of the Note Purchase Agreement.

       IX. Opinion of Counsel. The Purchaser shall receive, upon execution of this Agreement an opinion from Patterson, Belknap, Webb & Tyler, LLP counsel for the Company, satisfactory in form and scope to it in connection with this transaction.

       X. Ratification of Note Purchase Agreement. The Note Purchase Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

       XI. Counterparts. This Amendment may be executed in several counterparts, each of which shall be an original and all of which together shall constitute but one and the same agreement.

       XII. Exchange of Notes. The Purchaser agrees to promptly exchange its Note(s) for a new Note(s) substantially in the form attached hereto as Exhibit D.

                                       12
                 IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the ___ day of ______, 1996, but effective as of the Effective Date.

                                        COMPANY:

                                        AMERICAN EXPLORATION COMPANY




                                        By:   ________________________
                                              John M. Hogan
                                              Senior Vice President



                                        PURCHASER:

                                        RHODE ISLAND HOSPITAL
                                        TRUST NATIONAL BANK, as
                                        TRUSTEE FOR THE TEXTRON
                                        COLLECTIVE INVESTMENT TRUST



                                        By:  ________________________
                                             Name:___________________
                                             Title:__________________

                 IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the ___ day of ______, 1996, but effective as of the Effective Date.

                                        COMPANY:

                                        AMERICAN EXPLORATION COMPANY




                                        By:  ________________________
                                             John M. Hogan
                                             Senior Vice President



                                        PURCHASER:

                                        BALBOA LIFE INSURANCE COMPANY



                                        By: ________________________
                                            Name:___________________
                                            Title:__________________

                 IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the ___ day of ______, 1996, but effective as of the Effective Date.

                                        COMPANY:

                                        AMERICAN EXPLORATION COMPANY




                                        By: ________________________
                                            John M. Hogan
                                            Senior Vice President



                                        PURCHASER:

                                        BALBOA INSURANCE COMPANY



                                        By: ________________________
                                            Name:___________________
                                            Title:__________________

                 IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the ___ day of ______, 1996, but effective as of the Effective Date.

                                        COMPANY:

                                        AMERICAN EXPLORATION COMPANY




                                        By:  ________________________
                                             John M. Hogan
                                             Senior Vice President



                                        PURCHASER:

                                        MASSACHUSETTS MUTUAL LIFE
                                        INSURANCE COMPANY



                                        By: ________________________
                                            Name:___________________
                                            Title:__________________

                 IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the ___ day of ______, 1996, but effective as of the Effective Date.

                                        COMPANY:

                                        AMERICAN EXPLORATION COMPANY




                                        By:  ________________________
                                             John M. Hogan
                                             Senior Vice President



                                        PURCHASER:

                                        MASSMUTUAL CORPORATE INVESTORS



                                        By: ________________________
                                            Name:___________________
                                            Title:__________________

                 IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the ___ day of ______, 1996, but effective as of the Effective Date.

                                        COMPANY:

                                        AMERICAN EXPLORATION COMPANY




                                        By:  ________________________
                                             John M. Hogan
                                             Senior Vice President



                                        PURCHASER:

                                        MASSMUTUAL PARTICIPATION INVESTORS



                                        By:  ________________________
                                             Name:___________________
                                             Title:__________________

                 IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the ___ day of ______, 1996, but effective as of the Effective Date.

                                        COMPANY:

                                        AMERICAN EXPLORATION COMPANY




                                        By:  ________________________
                                             John M. Hogan
                                             Senior Vice President



                                        PURCHASER:

                                        JOHN HANCOCK MUTUAL
                                        LIFE INSURANCE COMPANY



                                        By: ________________________
                                            Name:___________________
                                            Title:__________________

                 IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the ___ day of ______, 1996, but effective as of the Effective Date.

                                        COMPANY:

                                        AMERICAN EXPLORATION COMPANY




                                        By:  ________________________
                                             John M. Hogan
                                             Senior Vice President



                                        PURCHASER:

                                        BARNETT & CO.



                                        By: ________________________
                                            Name:___________________
                                            Title:__________________